Catalyst BiosciencesNasdaq: CBIO Non-Confidential Company Update 27 September 2016 Essential Medicines for Hemophilia • Greater Convenience • Superior Outcomes Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements relating to the Catalyst Biosciences, Inc. (the “Company”). Forward-looking statements include statements about the potential markets for the Company’s product candidates, the potential advantages of the Company’s product candidates, product development plans and timelines, potential safety and efficacy of the Company’s product candidates, potential sales of product candidates, if approved, the Company’s intellectual property and any statement of belief or assumptions underlying any of the foregoing. These statements reflect the current views of the Company’s senior management with respect to future events.  Forward-looking statements address matters that involve risks and uncertainties, such as the timing of, costs associated with and outcomes of development, clinical and regulatory activities, risks associated with third-party arrangements, including the risk that Catalyst must negotiate with Pfizer about obtaining manufacturing technology and know-how related to marzeptacog alfa (activated), potential adverse effects arising from the testing or use of the Company’s drug candidates, risks related to the Company’s ability to develop, manufacture and commercialize product candidates, to obtain regulatory approval of product candidates and to obtain marketplace acceptance of product candidates, to avoid infringing patents held by other parties and to secure and defend patents of the Company, and to manage and obtain capital, including through any future financing or the conversion of outstanding convertible promissory notes. Further information regarding these and other risks is included in the Company’s Form 10-K for the year ended December 2015 and Form 10-Q for the quarter ending June 30, 2016 filed with the Securities and Exchange Commission on March 9, 2016 and Aug 4, 2016 respectively, under the heading "Risk Factors”. Exhibit 99.1

Hemostasis FVIIa, FIX & FXa Approved products generate ~$3.3 billion/year in sales Catalyst Next-Generation products have the potential for sales growth in subcutaneous prophylaxis, new markets & new indications Catalyst Biosciences : CBIO Essential Medicines for Hemophilia Greater Convenience Superior Outcomes Exhibit 99.1

Management Team Nassim Usman, Ph.D. – President & Chief Executive Officer MIT, Ribozyme Pharma, Sirna Therapeutics, Morgenthaler Ventures Howard Levy, M.B.B.Ch., Ph.D., M.M.M. – Chief Medical Officer Lilly, Novo Nordisk, Sangart, Inspiration, CSL Behring Fletcher Payne – Chief Financial Officer IBM, Cell Genesys, Abgenix, Dynavax, Rinat, Plexxikon, CytomX Andrew Hetherington, M.B.A. – VP Manufacturing Operations GSK, Bayer, Novartis Jeffrey Landau, M.B.A. – VP Business Development Jazz Pharmaceuticals, Orphan Medical, Eli Lilly, Onyx, Threshold Exhibit 99.1

Hemophilia Overview Key Unmet Needs Convenience – Subcutaneous delivery Prophylaxis – Prevent bleeding and joint damage Market Characteristics Recombinant factors, FVIII or FIX, or FVIIa/FEIBA are the dominant treatments Drugs administered intravenously by patient or caregiver P1/2 trials are in hemophilia patients with pharmacodynamic efficacy endpoints Single pivotal open-label Registration trial Commercial - small sales force Disease Hereditary, life-long orphan disease; growing population ~ 400,000 patients WW* Patients have severe deficiency (<1%) of a clotting factor needed to form stable clots Hemophilia A -> need FVIII Hemophilia B -> need FIX Patient with antibodies (inhibitors) against their replacement factor -> need bypass agent: FVIIa or FEIBA Limb- or life-threatening bleeding Joints are destroyed by repeated macro and micro bleeds *Bolton-Maggs & Pasi, The Lancet 2003, v361 p1831 Joint Bleeds Exhibit 99.1

Hemophilia – Opportunity to Improve Patient Outcomes In an Orphan Indication with a Growing Market Increasing prevalence Increasing adoption of prophylaxis Subcutaneous dosing No more bleeds Greater convenience Ease of pediatric treatment Source: (1) Morgan Stanley Equity Research Hemophilia Growing Market Key Trends Future Implications Exhibit 99.1

Next Generation Hemostasis Programs Research Preclinical Phase 1/2 Phase 2/3 Commercial Rights FVIIa: Marzeptacog alfa (activated) - CB 813d Hemophilia A&B with Inhibitors, Surgical Bleeding, Subcutaneous prophylaxis FIX: CB 2679d/ISU304 Hemophilia B, Subcutaneous prophylaxis FXa Universal Pro-coagulant Anti-Complement Programs For Out-licensing Anti-C3: CB 2782 Renal Transplant Delayed Graft Function (DGF), Ischemia Reperfusion injury (IRI), Cardiovascular Anti-C3: Ophthalmic Dry Age-related Macular Degeneration (AMD) Catalyst Biosciences Pipeline Exhibit 99.1

Complex Intravenous Infusion or Subcutaneous Prophylaxis Intravenous Delivery Intravenous infusion through painful needle stick Requires supervision and skilled insertion of needle into vein Dosage varies by agent and type of bleed Challenging for patient, family, school Requires replacement factor, rest, compression and elevation Proactive / Subcutaneous Prophylaxis Delivery Subcutaneous injections are easier Home therapy - family or patient Prophylactic use should result in fewer bleeds; reduce damage to joints and muscles Fewer demands on healthcare system; reduce hospital stays & outpatient visits “I started helping Mom and Dad with the treatment…I don’t want to try to get the needle in the vein yet. Maybe when I’m ten.” Pediatric use of subcutaneous delivery is common for diabetes and regularly administered at home and school Exhibit 99.1

Pediatrics Represent a Significant Population KOL’s Want a Simpler Dosing Regimen Competitive Products Dosing Type & Frequency CB 2769d / IUS304 ~1 mL SQ* Daily Intravenous Twice a Week Intravenous ~Once a Week Intravenous ~Once a Week What do Key Opinion Leaders Say… “I would give SQ to 100% of my new patients” “Venous access in kids is a big issue, guessing 50% will be interested in converting over to SQ” “Kids who want to lead more active lives will be great on SQ” Source GlobalData Pediatric Population >40% *SQ = Subcutaneous dose Exhibit 99.1

Current FIX Market Opportunity >$1B CB 2679d Sales Opportunity ~$350M Market Segments Sales Estimate US Pediatric Patients $209M US Adult Patients $44M EU + Japan + Argentina $96M Total CB 2679d $350M Sales Assumptions: US Market: GlobalData estimated price based on recombinant FIX 30% adoption in US pediatric segment 5% adoption in US Adult segment Non-US Market: GlobalData average price based on French price point 8% blended adoption all patients Sensitivity: Upside: Upward of 50% US pediatric adoption Source GlobalData Exhibit 99.1

Factor IX Program: CB 2679d/ISU304 Catalyst-ISU Alliance Terms Upfront & milestone payments to Catalyst ISU Abxis responsible for all costs through proof-of-concept Phase 1/2 Catalyst controls global development & commercialization post-Phase 1/2 (ex-Korea) Profit sharing on products worldwide Designed as best-in-class high potency recombinant FIX product Significantly more potent than: BeneFIX®, RIXubis, IXinity (wt FIX) Alprolix®, FIX-Fc Biogen/SOBI FIX Albumin Fusion, CSL FIX-Glycopegylated, Novo Nordisk Preclinical IND-enabling development completed Phase 1/2 intravenous and subcutaneous trial to initiate in Q1 2017 CB 2679 Potency Advantage Exhibit 99.1

FIX: CB 2679d/ISU304 Subcutaneous Program Hemophilia B Mouse Studies ASH abstract to be presented in December Subcutaneous bioavailability demonstrated human subcutaneous prophylaxis feasibility Dog studies Data to be presented at upcoming scientific meeting PK and pharmacodynamics demonstrated probable human subcutaneous prophylaxis efficacy Mini-pig Studies Intravenous half-life = 11 hours Subcutaneous half-life = 33 hours Bioavailability = 47 – 58% Day 6 Calculated trough activity of 87 and 170 IU/dL [%] Sustained blood levels of normal FIX levels Level of CB 2679d greater than 50% achievable in Humans with daily subcutaneous 50-100 IU/kg Exhibit 99.1

CB 2679d / ISU304 FIX CB 2679d Target Product Profile CB 2679d / ISU304 Indication: Prophylaxis only Route of Administration: Subcutaneous Volume: <1 mL Dose: ~50 to 100 IU/kg Frequency of dosing: Daily Target Efficacy: Annualized Bleed Rate ≤ 2/year Bioavailability: >30% Steady-State FIX Levels: >40% Clinical Design & Timeline Phase 1/2: N = 12 Subjects; IV – multi-dose SQ Crossover, open label daily dose design Start: Q1 2017 Data: Q2-Q3 2017 Exhibit 99.1

Whole Blood Clotting Time with Daily Subcutaneous Dosing of CB 2679d in Hemophilia B Dogs FIX Dog Daily Subcutaneous Study: Hemophilia B (FIX) deficient dogs Daily subcutaneous dosing of 300 IU/kg Demonstrates dramatic reduction in Whole Blood Clotting Times to ~20 minutes from ~55-60 minutes pre dosing Data supports advancing to clinical trial of daily subcutaneous dosing of CB 2679d for prophylaxis Normal Range *Complete dosing data to be presented at upcoming scientific conference Exhibit 99.1

Normal Minipig Predicted Activity Daily CB 2679d R2=0.8912 Normal FIX Levels Mild Hemophilia Moderate Hemophilia Severe Hemophilia Exhibit 99.1

Modeling of Daily Subcutaneous FIX in Man Normal FIX Levels Mild Hemophilia Moderate Hemophilia Severe Hemophilia Exhibit 99.1

FVIIa: Marzeptacog alfa (activated) Inhibitor Market Approximately 25% of hemophilia patients develop inhibitors against the replacement factors* About 10% of all hemophilia patients have active inhibitors* Current Market Leader NovoSeven RT® significant market share of inhibitor patients; 2015 sales of ~$1.6B Intravenous delivery Difficult for pediatric patients >45% of US patients are 2-19 years of age* Multiple doses required to stop a bleed Marzeptacog alfa (activated) – Product Profile Highlights Leading next-generation FVIIa with prophylaxis & subcutaneous delivery potential Significant improvements (6-9 fold) in potency and duration of effect vs NovoSeven Phase I in severe hemophilia patients (± inhibitors) demonstrated Proof-of-Mechanism with excellent safety and tolerability** Safe and well tolerated; no serious TEAEs Improved correction of PT and aPTT (vs NovoSeven) for ~24 h *GlobalData Hemophilia A & B Recombinant Factor Replacement Therapy report, Dec. 2015 **http://clinicaltrials.gov/ct2/show/NCT01439971?term=FVIIa&rank=2 Exhibit 99.1

Marzeptacog alfa (activated) Subcutaneous Program Hemophilia B Mouse aPTT reduction with subcutaneous dosing Achieved FVIIa levels similar to those that showed efficacy in prior preclinical bleeding models Normal Mouse FVIIa levels demonstrate subcutaneous dosing feasibility Hemophilia A Dog Daily subcutaneous dosing, full data to be presented at an upcoming scientific meeting Reduction in WBCT to ~20-40 minutes consistent with successful dog FVIIa gene therapy study that prevented bleeding Data supports daily subcutaneous dosing of marzeptacog alfa (activated) for prophylaxis Exhibit 99.1

Marzeptacog alfa (activated) Achieves WBCT levels Consistent with Reduction in Annualized Bleeds FVIIa Dog Gene Therapy: Whole Blood Clotting times between ~20-40 minutes had no spontaneous bleeding for more than one year FVIIa Dog Daily Subcutaneous Study: Demonstrates reduction in WBCT to ~20-40 minutes; consistent with GT study Data supports daily subcutaneous dosing of marzeptacog alfa (activated) for prophylaxis Normal O 1 2 Days* *Complete six day dosing data to be presented at upcoming scientific conference Exhibit 99.1

Marzeptacog alfa (activated) Clinical Trial Summary Single intravenous doses at 5 levels up to 30 μg/kg were very well tolerated when administered to 25 hemophilia A and B patients in Phase 1 No thrombosis or bleeding events Evidence of pharmacologic activity was observed with dose-dependent changes of PT, aPTT and TGA for up to 24 hours High potency suggests the potential for subcutaneous dosing “The results for safety and pharmacologic activity support further clinical development of marzeptacog alfa (activated) for treatment of individuals with hemophilia and inhibitors to FVIII or FIX”* Subcutaneous dosing trial anticipated to begin in 2017 with continuation as a pivotal trial *Gruppo et al. ISTH Abstract 1878 ISTH 2015 Safety, pharmacokinetics and pharmacodynamics of PF-05280602 (recombinant FVIIa variant): results from a single ascending dose phase I study in hemophilia A and B subjects Exhibit 99.1

Marzeptacog alfa (activated) Phase 1 Clinical Trial PT aPTT Substantial dose dependent reduction of PT & aPTT at all IV doses Exhibit 99.1

Catalyst Biosciences Investor Highlights – CBIO Clinical stage, development-focused hemostasis Company Next-generation FVIIa & FIX enabling subcutaneous prophylaxis Marzeptacog alfa (activated) – Factor VIIa (formerly CB 813d) for hemophilia A & B inhibitor patients in ~$1.6B market Proof of mechanism, intravenous safety & tolerability demonstrated in severe hemophilia patients in P1 Subcutaneous dosing feasibility demonstrated in preclinical models Subcutaneous dosing trial anticipated to begin in 2017 with continuation as a pivotal trial CB 2679d, best-in-class Factor IX for hemophilia B in ~$1B market Preclinical studies (manufacturing and toxicology) completed Subcutaneous dosing feasibility demonstrated in preclinical models Fully-funded through clinical Subcutaneous Proof-of Mechanism Phase 1/2 trial that starts in Q1 2017 Factor Xa for hemophilia and surgical bleeding with strong pre-clinical efficacy Exhibit 99.1

www.catalystbiosciences.com Essential Medicines for Hemophilia • Greater Convenience • Superior Outcomes Catalyst BiosciencesNasdaq: CBIO Exhibit 99.1